Waiver and
                                 Amendment No. 1
                                       to
                              Amended and Restated
                          Registration Rights Agreement

         This Amendment No. 1 ("Amendment") dated as of December 7, 1998 is made pursuant to Section 13(e) of the Registration Rights Agreement (as defined below) by and among Allaire Corporation, a Delaware corporation (the "Company"), BancBoston Ventures Inc. ("BancBoston"), WA&H Investments L.L.C. ("WA&H"), Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P. (collectively, "Polaris"), on behalf of the several purchasers (the "Purchasers") named in Schedule I of the Amended and Restated Registration Rights Agreement, and MC Silicon Valley, Inc. ("Mitsubishi").

         WHEREAS, the Company and the Purchasers have entered into that certain Amended and Restated Registration Rights Agreement dated as of May 15, 1997, together with the schedules thereto (the "Registration Rights Agreement"), which among other things, provides for certain rights and obligations of the Purchasers in connection with the registration of Common Stock of the Company issued upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock under state and Federal securities laws;

         WHEREAS, Mitsubishi has subscribed for 31,250 shares of the Company's Series A Preferred Stock and desires to become a party to the Registration Rights Agreement as a Purchaser;

         WHEREAS, the Company and the Purchasers desire to amend the Registration Rights Agreement to make Mitsubishi a party thereto as a Purchaser as provided herein;

         WHEREAS, the Registration Rights Agreements grants the Purchasers the right to notice of and participation in future issuances of securities by the Company; and

         WHEREAS, the Company is proposing to issue common stock of the Company in an underwritten public offering (the "Offering");

         NOW, THEREFORE, in consideration of the premises and the covenants contained in this Amendment, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

         2. Amendments. Effective upon its purchase of shares of the Company's Series A Preferred Stock, Mitsubishi is hereby added to Schedule I to the Registration Rights Agreement as a Purchaser.


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         3. Waiver of Rights with Respect to the Offering: Mitsubishi hereby waives any and all rights of notice of and participation under the Registration Rights Agreement with respect to the Offering if the Offering is consummated on or before June 30, 1999. If the Offering is not consummated on or before June 30, 1999, this Waiver shall terminate as of such date and be of no effect thereafter.

         4. Effect of Amendments. The Registration Rights Agreement shall remain in full force and effect except as specifically amended hereby.


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        IN WITNESS WHEREOF, the Company, BancBoston, WA&H Investments, Polaris
and Mitsubishi have executed this Amendment No. 1 as of the day and year first above written.

                                   ALLAIRE CORPORATION


                                   By:  /s/ David Gerth
                                        ----------------------------------------
                                   Its: Chief Financial Officer
                                        ----------------------------------------


                                   MC SILICON VALLEY, INC.

                                   By:  /s/ Masayoshi Hirano
                                        ----------------------------------------
                                   Its: President
                                        ----------------------------------------


                                   BANCBOSTON VENTURES INC.

                                   By:  /s/ Peter R. Roberts
                                        ----------------------------------------
                                   Its: Vice President
                                        ----------------------------------------


                                   WA&H INVESTMENTS, L.L.C.
                                   By: WESSELS, ARNOLD & HENDERSON GROUP, L.L.C.
                                         Its Managing Member

                                   By:  /s/ Mary Zimmer
                                        ----------------------------------------
                                   Its: Director Finance & Administration DRW
                                        ----------------------------------------


                                   POLARIS VENTURE PARTNERS, L.P.
                                   By: Polaris Venture Management Co., L.L.C.
                                   Its General Partner

                                   By: /s/ Jonathan Flint
                                       -----------------------------------------
                                         Member


                                   POLARIS VENTURE PARTNERS
                                   FOUNDERS' FUND, L.P.

                                   By:  Polaris Venture Management Co., L.L.C.


                                   By: /s/ Jonathan Flint
                                       -----------------------------------------
                                       Member